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Scudder Retirement Fund Series IV, V, VI and VII

Semiannual Report

January 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Retirement Fund	Nasdaq Symbol	CUSIP Number
Series IV	KRFDX	81123E-408
Series V	KRFEX	81123E-507
Series VI	KRFFX	81123E-705
Series VII	KRFGX	81123E-804

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary January 31, 2003

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Retirement Fund	6-Month	1-Year	3-Year	5-Year	10-Year/Life of Fund
Series IVa	-2.60%	-8.50%	-3.21%	1.70%	5.96%
Series Vb	-1.70%	-7.12%	-2.89%	2.07%	6.06%
Series VIc	.29%	-2.23%	.39%	3.50%	7.24%
Series VII[d]	2.89%	4.15%	4.03%	4.82%	6.56%
S&P 500 Index+	-5.26%	-23.02%	-13.84%	-1.33%	8.96%
Lehman Brothers Government Bond Index++	4.87%	10.50%	10.48%	7.40%	7.31%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
	Series IV	Series V	Series VI	Series VII
Net Asset Value: 1/31/03	$ 8.15	$ 7.42	$ 9.37	$ 10.63
7/31/02	$ 8.53	$ 7.87	$ 9.70	$ 10.74
Distribution Information: Six Months: Income Dividends	$ .16	$ .32	$ .36	$ .42

Lipper Rankings - Balanced Target Maturity Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking	Rank		Number of Funds Tracked	Percentile Ranking
	Series IV				Series V
1-Year	8	of	9	80	7	of	9	70
3-Year	9	of	9	90	8	of	9	80
5-Year	9	of	9	90	8	of	9	80
10-Year	4	of	4	80
	Series VI				Series VII
1-Year	6	of	9	60	1	of	9	10
3-Year	5	of	9	50	2	of	9	20
5-Year	5	of	9	50	4	of	9	40

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment* (Adjusted for Sales Charge)
[] Scudder Retirement Fund - Series IV

Yearly periods ended January 31

[] Scudder Retirement Fund - Series V

Yearly periods ended January 31

[] S&P 500 Index+ [] Lehman Brothers Government Bond Index++

The growth of $10,000 is cumulative.

Growth of an Assumed $10,000 Investment* (Adjusted for Sales Charge)
[] Scudder Retirement Fund - Series VI

Yearly periods ended January 31

[] Scudder Retirement Fund - Series VII

Yearly periods ended January 31

[] S&P 500 Index+ [] Lehman Brothers Government Bond Index++

The growth of $10,000 is cumulative.

Comparative Results (Adjusted for Sales Charge)
Scudder Retirement Fund		1-Year	3-Year	5-Year	10-Year/ Life of Fund
Series IVa	Growth of $10,000	$8,692	$8,615	$10,337	$16,955
	Average annual total return	-13.08%	-4.85%	.67%	5.42%
Series Vb	Growth of $10,000	$8,823	$8,701	$10,523	$16,327
	Average annual total return	-11.77%	-4.53%	1.03%	5.47%
Series VIc	Growth of $10,000	$9,288	$9,610	$11,285	$16,338
	Average annual total return	-7.12%	-1.32%	2.45%	6.54%
Series VII[d]	Growth of $10,000	$9,895	$10,695	$12,022	$13,695
	Average annual total return	-1.05%	2.26%	3.75%	5.62%
S&P 500 Index+	Growth of $10,000	$7,698	$6,397	$9,352	$23,596
	Average annual total return	-23.02%	-13.84%	-1.33%	8.96%
Lehman Brothers Government Bond Index++	Growth of $10,000	$11,050	$13,486	$14,291	$20,240
	Average annual total return	10.50%	10.48%	7.40%	7.31%

The growth of $10,000 is cumulative.

* Each Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.0%. This results in a net initial investment of $9,500.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Lehman Brothers Government Bond Index is a market value weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

a The Fund commenced operations on January 15, 1993. Index returns begin January 31, 1993.
b The Fund commenced operations on November 15, 1993. Index returns begin November 30, 1993.
c The Fund commenced operations on May 1, 1995. Index returns begin May 31, 1995.
d The Fund commenced operations on May 1, 1997. Index returns begin May 31, 1997.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

We've come a long way since the economy boomed in the late 1990s, contracted in 2001, then started recovering in 2002. To understand where we are, it's helpful to retrace how we got here.

During the boom of the late 1990s, companies invested large sums of money in equipment to produce goods, and they hired more and more employees at higher salaries. Individuals bought goods and services at a robust pace. And stock prices skyrocketed.

Then the "technology bubble" - the fervor for technology stocks - burst, and stock prices tumbled. Consumers, feeling poorer, bought fewer goods. And when demand for their goods slowed, companies slashed capital investment (in equipment, new factories, etc.) and cut jobs. This caused the economy to slow down.

The government stepped in quickly with lower interest rates and tax cuts. This made it easier for consumers to keep spending money, especially on high-price items such as new homes and cars. And when consumers spent money, businesses were able to continue manufacturing more goods - and maintain profits.

Today, we see signs that the economy continues to recover. In the coming months, we believe businesses will likely respond to improving profits and the fading of corporate accounting scandals by picking up the rate of hiring and investing. And consumer spending is likely to be sustained by improving labor markets, solid income growth, low interest rates and tax cuts.

But the next step is not expected to be another boom. Businesses and consumers may be spending money, but they're doing so more cautiously than they have in the past. That's because they're intent on repairing their balance sheets and budgets after the last boom.

As a result, we expect the economy to continue to grow at a modest pace, with a more typical level of growth achieved in the second half of 2003 and 2004. But it's important to note that this outlook assumes that geopolitical uncertainty - fears of a drawn-out war in Iraq, tensions with North Korea, terrorism worldwide - will not result in any major crises. That doesn't mean that war has to be averted in the Middle East for our economy to stay on

Economic Guideposts Data as of 1/31/03
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

track; it just means that we assume no major shocks - such as significant terrorist strikes, a drawn-out military conflict or a spike in oil prices - will occur.

If such shocks are avoided, we believe the economic recovery should solidify and have a positive effect on the financial markets.

We expect the stock market to improve as businesses begin to make money again. But, even after the price declines of the past three years, stocks are still not cheap, so we expect returns to be lower than they were in the 1980s and 1990s. Over the long haul, we expect equity returns to beat Treasuries by a smaller margin than we saw in recent decades.

As for the fixed-income market, we believe that interest rates and rates of return on all financial assets will be much lower than in the past few decades. That's because the US is likely to remain in an environment of price stability (i.e., low inflation) similar to the late 1950s and early 1960s.

Deutsche Asset Management

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Asset Management as of February 15, 2003, and may not actually come to pass.

Portfolio Management Review

In the following interview, Kathleen Millard, lead portfolio manager of Scudder Retirement Fund Series, discusses the market environment, her team's investment strategy and the equity portfolios' performance for the six months ended January 31, 2003.

Q: Will you provide an overview of market conditions during the period - August 1, 2002 through January 31, 2003?

A: The past six months has been an extremely dismal period for stocks, but a brighter one for high-quality bonds, such as those in which the fund is invested. At the start of the fiscal period, the stock market continued to feel the effects of the extended downturn that began in March 2000. After a sharp decline just days before the start of the period, stocks rallied as bargain hunters jumped in and took advantage of the best stock valuations seen in years. In September and early October, the market gave back earlier gains, and the Standard & Poor's 500 index (S&P 500) dropped slightly below its July levels. After this brief decline, many stocks including technology and telecommunications stocks - two of the worst market sectors in this bear market - rallied through the end of December, sparking some renewed investor enthusiasm for the equity markets. In January, the market reversed course again and declined due to lower-than- expected corporate earnings reports and fears of a risk of war with Iraq.

Q: How did the fund's portfolios perform during this period?

A: Performance of the Scudder Retirement Fund portfolios ranged from a positive total return of 2.89% (Series VII) to a negative total return of -2.60% (Series IV), for the six months ended January 31, 2003. This compares with a loss of 5.26% by the S&P 500 (the fund's equity benchmark) and a gain of 4.87% by the Lehman Brothers Government Bond Index (the fund's bond benchmark) for the same period. (Past performance is no guarantee of future results.)

Q: What helped performance during the period?

A: The portfolios' bond positions were critical in mitigating equity losses. Over the past six months, the equity portfolios were helped by a variety of holdings - primarily stocks that were considered somewhat defensive. In the financial area, overweight positions relative to the S&P 500 in Bank of America and Citigroup helped performance. Both stocks performed well as they delivered favorable earnings and as fears of foreign loan defaults subsided. Avon Products, the world's leading direct seller of beauty aid, was a strong and consistent performer throughout the period. Our position in office supply retailer Staples was also helpful. While the technology sector was down for the six-month period, the portfolios' stock selection within technology helped relative performance. Lexmark International, Inc., Nokia Oyj (ADR) and Oracle Corp. were among the strongest performers in the fund's technology sector.

Q: Were there strategies or specific stocks that proved disappointing?

A: We were of course disappointed that improving economic data never translated into stronger sustainable stock market returns during the period. Despite strong performance from some individual holdings, the portfolios' health care and financials sectors underperformed the benchmark. Up until October, Tenet Healthcare had been a great performer, advancing in a very volatile market. The company, which we sold from the portfolio in early November, fell amid concerns about its Medicare reimbursements and changes in its senior management. While Tenet Healthcare was a relatively small position, its deep decline detracted from performance. Other stocks that fell were health care providers Wellpoint Health Networks, Inc. and CIGNA Corporation. Consumer finance giant Household International also declined dramatically as it restated earnings for the past nine years and was investigated for possible lending abuses. (As of January 31, 2003, positions in CIGNA Corporation and Household International were sold.) Other financial stocks that struggled included diversified financial firm Fannie Mae and Comerica, a bank company.

Q: Did you make any structural changes to the portfolio?

A: In 2003, we expect to see a change in stock leadership. We anticipate that stocks, whose prices have been depressed over the last few years, will lead the way in 2003 vs. defensive holdings that have held up well over the last few years. As a result, we have begun to take profits in holdings that are large positions in the portfolios and have outperformed for the past several years. We're using proceeds to add to or initiate positions in some of the more depressed stocks that also meet our investment criteria. As always, we will use our core, three-step process to build well-diversified portfolios.

Q: Will you elaborate on your investment process for the portfolios?

A: We employ a three-step investment process to build well-diversified portfolios of large-cap stocks. First, we use a quantitative screen to sort through a universe of 1,000 stocks based on valuation methods, including low price-to-earnings, low price-to-cash-flow and other measures such as the direction of earnings revisions. Next, a team of in-house equity analysts looks at each of the stocks that passed the quantitative screen to determine its intrinsic value. The analysts search for companies in which improving fundamentals, such as positive trends in earnings and sales growth, have not yet been recognized by the market. If the analysts' findings warrant further investigation, we will meet with company management and in some cases make on-site visits to gain a better understanding of the business objectives and strategies of our potential buy candidates. Finally, we employ a variety of risk management techniques in an effort to manage the portfolios' volatility vs. the S&P 500 index - the portfolios' equity benchmark.

Q: Will you explain what zero-coupon bonds are and how they work?

A: Zero-coupon bonds are a type of US Treasury bond. They are issued by the federal government and sold at a considerable discount to their face value at maturity, which is guaranteed. This means that the investor can purchase the bond at a fraction of what it will be worth on a future date.

The trade-off, so to speak, is that bondholders receive no coupon, or periodic interest payments, as they would with most other types of bonds. More important, should a bondholder choose to redeem that investment prior to maturity, he or she would forfeit not only the opportunity to receive the bond's full face value but the guarantee of the original investment as well. Zero-coupon bonds tend to be volatile. Their principal value - the original dollar amount invested by a bondholder - tends to fluctuate with interest rates. Therefore, the bondholder's original investment may be worth more or less at the time of early redemption.

Q: What is your outlook for the economy and market?

A: The economic recovery that began in early 2002 has been modest, restrained by the unwinding of the excesses of the late-1990s boom and, more recently, by heightened geopolitical uncertainty. We believe that the moderate economic recovery currently under way is likely to continue in 2003. The economy is still being supported by stimulative monetary and fiscal policies, a strong housing sector and solid productivity gains.

During the last two years, companies have been cutting costs and improving working capital by reducing their inventories. We believe the recovery should gradually gain momentum as inventories are rebuilt and demand picks up. Historically, in the beginning of an economic recovery, a sharp improvement in productivity had led to higher profitability. Subsequently, firms may begin taking advantage of rebounding profits to invest in themselves and hire again.

The risks to this view are that companies are slow to rebuild inventories and that demand does not pick up. The economy also seems particularly vulnerable to adverse geopolitical shocks, especially the risk of war with Iraq. If a military conflict is avoided or proceeds more quickly and favorably than anticipated, however, confidence may surge and oil prices could pull back, providing a greater spur to recovery. The rebound we envision should be a gradual one.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary January 31, 2003

Asset Allocation	1/31/03	7/31/02	1/31/03	7/31/02
	Series IV	Series IV	Series V	Series V

US Government Obligations	69%	65%	64%	61%
Common Stocks	30%	32%	36%	37%
Cash Equivalents	1%	3%	-	2%
	100%	100%	100%	100%
	Series VI	Series VI	Series VII	Series VII

US Government Obligations	73%	69%	82%	79%
Common Stocks	27%	28%	17%	18%
Cash Equivalents	-	3%	1%	3%
	100%	100%	100%	100%

Sector Diversification (Excludes Cash Equivalents and US Government Obligations)	1/31/03	7/31/02	1/31/03	7/31/02
	Series IV	Series IV	Series V	Series V

Financials	19%	20%	19%	20%
Information Technology	18%	17%	18%	17%
Health Care	15%	13%	15%	13%
Industrials	13%	14%	13%	14%
Consumer Discretionary	12%	12%	13%	12%
Consumer Staples	8%	10%	8%	10%
Energy	6%	6%	5%	6%
Materials	3%	4%	3%	4%
Telecommunication Services	5%	2%	5%	2%
Utilities	1%	2%	1%	2%
	100%	100%	100%	100%
	Series VI	Series VI	Series VII	Series VII

Financials	19%	20%	19%	20%
Information Technology	18%	17%	18%	17%
Industrials	12%	14%	13%	14%
Health Care	15%	13%	15%	13%
Consumer Discretionary	13%	12%	12%	12%
Consumer Staples	8%	10%	8%	10%
Energy	6%	7%	6%	7%
Materials	3%	4%	3%	4%
Telecommunication Services	5%	2%	5%	2%
Utilities	1%	1%	1%	1%
	100%	100%	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at January 31, 2003
	Series
	IV	V	VI	VII
1. Bank of America Corp. Provider of commercial banking services	1.2%	1.5%	1.1%	0.7%
2. Johnson & Johnson Provider of health care products	1.1%	1.3%	0.9%	0.6%
3. General Electric Co. Industrial conglomerate	0.9%	1.1%	0.8%	0.5%
4. Exxon Mobil Corp. Explorer and producer of oil and gas	1.1%	1.2%	0.9%	0.6%
5. United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	1.0%	1.1%	0.8%	0.6%
6. Microsoft Corp. Developer of computer software	1.1%	1.2%	0.9%	0.6%
7. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	1.0%	1.1%	0.8%	0.5%
8. Citigroup, Inc. Provider of diversified financial services	1.1%	1.3%	0.9%	0.6%
9. 3M Co. Manufacturer and provider of various services and equipment	0.9%	1.1%	0.8%	0.5%
10. Avon Products, Inc. Manufacturer and retailer of cosmetics, jewelry and gift products	0.7%	0.8%	0.6%	0.4%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of January 31, 2003 (Unaudited)

Series IV

	Shares	Value ($)

Common Stocks 30.6%
Consumer Discretionary 3.8%
Hotel Restaurants & Leisure 0.3%
MGM Mirage, Inc.*	8,100	212,220
Internet & Catalog Retailing 0.2%
Amazon.com, Inc.*	6,400	139,840
Media 1.6%
AOL Time Warner, Inc.*	24,200	282,172
Gannett Co., Inc.	4,200	305,172
McGraw-Hill, Inc.	2,600	153,972
Viacom, Inc. "B"*	7,730	297,992
		1,039,308
Multiline Retail 0.8%
Target Corp.	6,600	186,186
Wal-Mart Stores, Inc.	6,400	305,920
		492,106
Specialty Retail 0.9%
Home Depot, Inc.	6,400	133,760
Staples, Inc.*	19,000	326,230
The Gap, Inc.	9,500	138,985
		598,975
Consumer Staples 2.4%
Beverages 0.9%
Anheuser-Busch Companies, Inc.	8,800	417,736
PepsiCo, Inc.	4,200	170,016
		587,752
Food Products 0.5%
ConAgra Foods, Inc.	12,400	304,172
Household Products 0.3%
Clorox Co.	5,800	221,676
Personal Products 0.7%
Avon Products, Inc.	9,200	460,000
Energy 1.7%
Oil & Gas
Anadarko Petroleum Corp.	4,700	216,717
ChevronTexaco Corp.	3,100	199,640
Exxon Mobil Corp.	20,356	695,157
		1,111,514
Financials 5.9%
Banks 2.0%
Bank of America Corp.	11,400	798,570
Bank One Corp.	7,500	273,825
Comerica, Inc.	5,800	234,900
		1,307,295
Diversified Financials 2.5%
Citigroup, Inc.	20,533	705,925
Fannie Mae	4,100	265,270
Lehman Brothers Holdings, Inc.	4,900	267,197
Morgan Stanley	10,000	379,000
		1,617,392
Insurance 1.4%
Ambac Financial Group, Inc.	2,700	144,639
American International Group, Inc.	6,625	358,545
Marsh & McLennan Companies, Inc.	5,800	247,254
MetLife, Inc.	5,500	147,235
		897,673
Health Care 4.7%
Biotechnology 0.5%
Amgen, Inc.*	6,500	331,240
Health Care Equipment & Supplies 0.7%
Biomet, Inc.	6,000	167,646
Guidant Corp.*	9,200	309,304
		476,950
Health Care Providers & Services 0.6%
McKesson Corp.	7,900	224,597
Wellpoint Health Networks, Inc.	2,300	167,164
		391,761
Pharmaceuticals 2.9%
Allergan, Inc.	1,800	109,206
Eli Lilly & Co.	2,900	174,696
Johnson & Johnson	13,360	716,230
Merck & Co., Inc.	3,900	216,021
Pfizer, Inc.	20,950	636,042
		1,852,195
Industrials 3.9%
Aerospace & Defense 1.0%
United Technologies Corp.	10,000	635,800
Industrial Conglomerates 1.8%
3M Co.	4,800	597,840
General Electric Co.	25,800	597,012
		1,194,852
Machinery 1.1%
Deere & Co.	4,800	202,560
Illinois Tool Works, Inc.	4,700	285,854
Parker-Hannifin Corp.	4,700	189,457
		677,871
Information Technology 5.5%
Communications Equipment 0.9%
Cisco Systems, Inc.*	26,500	354,305
Nokia Oyj (ADR)	14,200	204,338
		558,643
Computers & Peripherals 1.4%
Dell Computer Corp.*	11,600	276,776
International Business Machines Corp.	4,550	355,947
Lexmark International, Inc.*	4,300	260,322
		893,045
IT Consulting & Services 0.3%
SunGard Data Systems, Inc.*	10,200	198,288
Semiconductor Equipment & Products 0.8%
Intel Corp.	9,600	150,720
Texas Instruments, Inc.	24,800	394,320
		545,040
Software 2.1%
Electronic Arts, Inc.	3,100	160,487
Intuit, Inc.*	4,300	189,630
Microsoft Corp.*	14,400	683,424
Oracle Corp.*	29,000	348,870
		1,382,411
Materials 0.9%
Chemicals 0.2%
Dow Chemical Co.	3,400	98,804
Containers & Packaging 0.7%
International Paper Co.	11,800	421,260
Telecommunication Services 1.4%
Diversified Telecommunication Services 1.1%
ALLTEL Corp.	5,400	253,098
SBC Communications, Inc.	6,800	166,192
Verizon Communications, Inc.	7,400	283,272
		702,562
Wireless Telecommunication Services 0.3%
AT&T Wireless Services, Inc.*	34,400	208,808
Utilities 0.4%
Electric Utilities
FirstEnergy Corp.	3,800	118,560
FPL Group, Inc.	2,100	122,617
		241,177
Total Common Stocks (Cost $21,289,725)		19,800,630

	Principal Amount ($)	Value ($)

US Government Obligations 68.8%
US Treasury Separate Trading Registered Interest and Principal Securities:
1.008%**, 2/15/2003	39,400,000	39,383,452
1.287%**, 2/15/2003	5,200,000	5,197,213
Total US Government Obligations (Cost $44,550,370)		44,580,665

	Shares	Value ($)

Cash Equivalents 0.6%
Scudder Cash Management QP Trust, 1.36% (b) (Cost $389,131)	389,131	389,131
Total Investment Portfolio - 100.0% (Cost $66,229,226) (a)		64,770,426

* Non-income producing security.
** Bond equivalent yield to maturity; not a coupon rate.
(a) The cost for federal income tax purposes was $66,468,494. At January 31, 2003, net unrealized depreciation for all securities based on tax cost was $1,698,068. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,125,312 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,823,380.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Series V

	Shares	Value ($)

Common Stocks 35.5%
Consumer Discretionary 4.5%
Hotel Restaurants & Leisure 0.4%
MGM Mirage, Inc.*	10,300	269,860
Internet & Catalog Retailing 0.2%
Amazon.com, Inc.*	8,300	181,355
Media 1.9%
AOL Time Warner, Inc.*	31,900	371,954
Gannett Co., Inc.	5,400	392,364
McGraw-Hill, Inc.	3,500	207,270
Viacom, Inc. "B"*	10,221	394,020
		1,365,608
Multiline Retail 0.9%
Target Corp.	8,700	245,427
Wal-Mart Stores, Inc.	8,100	387,180
		632,607
Specialty Retail 1.1%
Home Depot, Inc.	8,200	171,380
Staples, Inc.*	25,000	429,250
The Gap, Inc.	12,600	184,338
		784,968
Consumer Staples 2.8%
Beverages 1.1%
Anheuser-Busch Companies, Inc.	11,300	536,411
PepsiCo, Inc.	5,450	220,616
		757,027
Food Products 0.5%
ConAgra Foods, Inc.	16,100	394,933
Household Products 0.4%
Clorox Co.	7,500	286,650
Personal Products 0.8%
Avon Products, Inc.	12,000	600,000
Energy 2.0%
Oil & Gas
Anadarko Petroleum Corp.	6,000	276,660
ChevronTexaco Corp.	3,900	251,160
Exxon Mobil Corp.	25,882	883,870
		1,411,690
Financials 6.9%
Banks 2.4%
Bank of America Corp.	15,000	1,050,750
Bank One Corp.	9,700	354,147
Comerica, Inc.	7,500	303,750
		1,708,647
Diversified Financials 2.9%
Citigroup, Inc.	26,600	914,508
Fannie Mae	5,400	349,380
Lehman Brothers Holdings, Inc.	6,400	348,992
Morgan Stanley	13,000	492,700
		2,105,580
Insurance 1.6%
Ambac Financial Group, Inc.	3,500	187,495
American International Group, Inc.	8,500	460,020
Marsh & McLennan Companies, Inc.	7,400	315,462
MetLife, Inc.	7,000	187,390
		1,150,367
Health Care 5.5%
Biotechnology 0.6%
Amgen, Inc.*	8,500	433,160
Health Care Equipment & Supplies 0.9%
Biomet, Inc.	7,600	212,352
Guidant Corp.*	11,800	396,716
		609,068
Health Care Providers & Services 0.7%
McKesson Corp.	10,200	289,986
Wellpoint Health Networks, Inc.*	3,000	218,040
		508,026
Pharmaceuticals 3.3%
Allergan, Inc.	2,400	145,608
Eli Lilly & Co.	3,700	222,888
Johnson & Johnson	17,288	926,810
Merck & Co., Inc.	4,900	271,411
Pfizer, Inc.	26,800	813,648
		2,380,365
Industrials 4.5%
Aerospace & Defense 1.1%
United Technologies Corp.	12,800	813,824
Industrial Conglomerates 2.1%
3M Co.	6,100	759,755
General Electric Co.	33,200	768,248
		1,528,003
Machinery 1.3%
Deere & Co.	6,300	265,860
Illinois Tool Works, Inc.	6,100	371,002
Parker-Hannifin Corp.	6,100	245,891
		882,753
Information Technology 6.4%
Communications Equipment 1.0%
Cisco Systems, Inc.*	33,600	449,232
Nokia Oyj (ADR)	18,100	260,459
		709,691
Computers & Peripherals 1.6%
Dell Computer Corp.*	14,700	350,742
International Business Machines Corp.	5,900	461,557
Lexmark International, Inc.*	5,800	351,132
		1,163,431
IT Consulting & Services 0.3%
SunGard Data Systems, Inc.*	13,100	254,664
Semiconductor Equipment & Products 1.0%
Intel Corp.	12,700	199,390
Texas Instruments, Inc.	31,900	507,210
		706,600
Software 2.5%
Electronic Arts, Inc.*	3,900	201,903
Intuit, Inc.*	5,500	242,550
Microsoft Corp.*	18,400	873,264
Oracle Corp.*	38,100	458,343
		1,776,060
Materials 0.9%
Chemicals 0.2%
Dow Chemical Co.	4,500	130,770
Containers & Packaging 0.7%
International Paper Co.	15,100	539,070
Telecommunication Services 1.6%
Diversified Telecommunication Services 1.3%
ALLTEL Corp.	7,200	337,464
SBC Communications, Inc.	8,600	210,184
Verizon Communications, Inc.	9,600	367,488
		915,136
Wireless Telecommunication Services 0.3%
AT&T Wireless Services, Inc.*	44,400	269,508
Utilities 0.4%
Electric Utilities
FirstEnergy Corp.	4,800	149,760
FPL Group, Inc.	2,800	163,491
		313,251
Total Common Stocks (Cost $27,557,292)		25,582,672

	Principal Amount ($)	Value ($)

US Government Obligations 64.4%
US Treasury Separate Trading Registered Interest and Principal Securities:
1.627%**, 11/15/2004	10,050,000	9,696,160
2.009%**, 11/15/2004	37,750,000	36,666,311
Total US Government Obligations (Cost $41,725,344)		46,362,471

	Shares	Value ($)

Cash Equivalents 0.1%
Scudder Cash Management QP Trust, 1.36% (b) (Cost $50,920)	50,920	50,920
Total Investment Portfolio - 100.0% (Cost $69,333,556) (a)		71,996,063

* Non-income producing security.
** Bond equivalent yield to maturity; not a coupon rate.
(a) The cost for federal income tax purposes was $69,584,935. At January 31, 2003, net unrealized appreciation for all securities based on tax cost was $2,411,128. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,089,221 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,678,093.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Series VI

	Shares	Value ($)

Common Stocks 26.4%
Consumer Discretionary 3.4%
Hotel Restaurants & Leisure 0.3%
MGM Mirage, Inc.*	4,700	123,140
Internet & Catalog Retailing 0.2%
Amazon.com, Inc.*	3,800	83,030
Media 1.4%
AOL Time Warner, Inc.*	14,600	170,236
Gannett Co., Inc.	2,500	181,650
McGraw-Hill, Inc.	1,500	88,830
Viacom, Inc. "B"*	4,731	182,380
		623,096
Multiline Retail 0.7%
Target Corp.	4,000	112,840
Wal-Mart Stores, Inc.	3,700	176,860
		289,700
Specialty Retail 0.8%
Home Depot, Inc.	3,700	77,330
Staples, Inc.*	11,500	197,455
The Gap, Inc.	5,800	84,854
		359,639
Consumer Staples 2.1%
Beverages 0.8%
Anheuser-Busch Companies, Inc.	5,100	242,097
PepsiCo, Inc.	2,500	101,200
		343,297
Food Products 0.4%
ConAgra Foods, Inc.	7,300	179,069
Household Products 0.3%
Clorox Co.	3,400	129,948
Personal Products 0.6%
Avon Products, Inc.	5,500	275,000
Energy 1.5%
Oil & Gas
Anadarko Petroleum Corp.	2,800	129,108
ChevronTexaco Corp.	1,800	115,920
Exxon Mobil Corp.	11,912	406,795
		651,823
Financials 5.2%
Banks 1.8%
Bank of America Corp.	6,900	483,345
Bank One Corp.	4,400	160,644
Comerica, Inc.	3,500	141,750
		785,739
Diversified Financials 2.2%
Citigroup, Inc.	12,100	415,998
Fannie Mae	2,500	161,750
Lehman Brothers Holdings, Inc.	2,900	158,137
Morgan Stanley	5,900	223,610
		959,495
Insurance 1.2%
Ambac Financial Group, Inc.	1,600	85,712
American International Group, Inc.	3,875	209,715
Marsh & McLennan Companies, Inc.	3,400	144,942
MetLife, Inc.	3,200	85,664
		526,033
Health Care 3.9%
Biotechnology 0.4%
Amgen, Inc.*	3,800	193,648
Health Care Equipment & Supplies 0.6%
Biomet, Inc.	3,500	97,794
Guidant Corp.*	5,400	181,548
		279,342
Health Care Providers & Services 0.5%
McKesson Corp.	4,600	130,778
Wellpoint Health Networks, Inc.*	1,400	101,752
		232,530
Pharmaceuticals 2.4%
Allergan, Inc.	1,100	66,737
Eli Lilly & Co.	1,700	102,408
Johnson & Johnson	7,816	419,016
Merck & Co., Inc.	2,300	127,397
Pfizer, Inc.	12,100	367,356
		1,082,914
Industrials 3.3%
Aerospace & Defense 0.8%
United Technologies Corp.	5,900	375,122
Industrial Conglomerates 1.6%
3M Co.	2,800	348,739
General Electric Co.	15,100	349,414
		698,153
Machinery 0.9%
Deere & Co.	2,900	122,380
Illinois Tool Works, Inc.	2,700	164,214
Parker-Hannifin Corp.	2,800	112,868
		399,462
Information Technology 4.8%
Communications Equipment 0.8%
Cisco Systems, Inc.*	16,200	216,594
Nokia Oyj (ADR)	8,400	120,876
		337,470
Computers & Peripherals 1.2%
Dell Computer Corp.*	6,800	162,248
International Business Machines Corp.	2,700	211,221
Lexmark International, Inc.*	2,600	157,404
		530,873
IT Consulting & Services 0.3%
SunGard Data Systems, Inc.*	6,000	116,640
Semiconductor Equipment & Products 0.7%
Intel Corp.	5,800	91,060
Texas Instruments, Inc.	14,600	232,140
		323,200
Software 1.8%
Electronic Arts, Inc.*	1,800	93,186
Intuit, Inc.*	2,500	110,250
Microsoft Corp.*	8,500	403,410
Oracle Corp.*	17,500	210,525
		817,371
Materials 0.7%
Chemicals 0.1%
Dow Chemical Co.	2,000	58,120
Containers & Packaging 0.6%
International Paper Co.	6,900	246,330
Telecommunication Services 1.2%
Diversified Telecommunication Services 0.9%
ALLTEL Corp.	3,300	154,671
SBC Communications, Inc.	3,900	95,316
Verizon Communications, Inc.	4,300	164,604
		414,591
Wireless Telecommunication Services 0.3%
AT&T Wireless Services, Inc.*	20,200	122,614
Utilities 0.3%
Electric Utilities
FirstEnergy Corp.	2,200	68,640
FPL Group, Inc.	1,300	75,907
		144,547
Total Common Stocks (Cost $12,856,744)		11,701,936

	Principal Amount ($)	Value ($)

US Government Obligations 73.3%
US Treasury Separate Trading Registered Interest and Principal Securities, 2.497%**, 5/15/2006 (Cost $28,438,829)	35,300,000	32,587,548

	Shares	Value ($)

Cash Equivalents 0.3%
Scudder Cash Management QP Trust, 1.36% (b) (Cost $144,553)	144,553	144,553
Total Investment Portfolio - 100.0% (Cost $41,440,126) (a)		44,434,037

* Non-income producing security.
** Bond equivalent yield to maturity; not a coupon rate.
(a) The cost for federal income tax purposes was $41,604,497. At January 31, 2003, net unrealized appreciation for all securities based on tax cost was $2,829,540. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,710,821 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,881,281.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Series VII

	Shares	Value ($)

Common Stocks 17.1%
Consumer Discretionary 2.1%
Hotel Restaurants & Leisure 0.2%
MGM Mirage, Inc.*	2,500	65,500
Internet & Catalog Retailing 0.1%
Amazon.com, Inc.*	1,900	41,515
Media 0.9%
AOL Time Warner, Inc.*	7,400	86,284
Gannett Co., Inc.	1,300	94,458
McGraw-Hill, Inc.	800	47,376
Viacom, Inc. "B"*	2,374	91,518
		319,636
Multiline Retail 0.4%
Target Corp.	2,000	56,420
Wal-Mart Stores, Inc.	1,800	86,040
		142,460
Specialty Retail 0.5%
Home Depot, Inc.	1,900	39,710
Staples, Inc.*	5,800	99,586
The Gap, Inc.	2,900	42,427
		181,723
Consumer Staples 1.3%
Beverages 0.5%
Anheuser-Busch Companies, Inc.	2,500	118,675
PepsiCo, Inc.	1,300	52,624
		171,299
Food Products 0.2%
ConAgra Foods, Inc.	3,600	88,308
Household Products 0.2%
Clorox Co.	1,700	64,974
Personal Products 0.4%
Avon Products, Inc.	2,800	140,000
Energy 1.0%
Oil & Gas
Anadarko Petroleum Corp.	1,400	64,554
ChevronTexaco Corp.	900	57,960
Exxon Mobil Corp.	6,328	216,101
		338,615
Financials 3.2%
Banks 1.1%
Bank of America Corp.	3,500	245,175
Bank One Corp.	2,200	80,322
Comerica, Inc.	1,700	68,850
		394,347
Diversified Financials 1.4%
Citigroup, Inc.	6,366	218,863
Fannie Mae	1,300	84,110
Lehman Brothers Holdings, Inc.	1,500	81,795
Morgan Stanley	3,000	113,700
		498,468
Insurance 0.7%
Ambac Financial Group, Inc.	800	42,856
American International Group, Inc.	1,950	105,534
Marsh & McLennan Companies, Inc.	1,700	72,471
MetLife, Inc.	1,500	40,155
		261,016
Health Care 2.6%
Biotechnology 0.3%
Amgen, Inc.*	2,000	101,920
Health Care Equipment & Supplies 0.4%
Biomet, Inc.	1,700	47,500
Guidant Corp.*	2,800	94,136
		141,636
Health Care Providers & Services 0.3%
McKesson Corp.	2,400	68,232
Wellpoint Health Networks, Inc.*	700	50,876
		119,108
Pharmaceuticals 1.6%
Allergan, Inc.	500	30,335
Eli Lilly & Co.	900	54,216
Johnson & Johnson	4,026	215,834
Merck & Co., Inc.	1,200	66,468
Pfizer, Inc.	6,200	188,232
		555,085
Industrials 2.2%
Aerospace & Defense 0.6%
United Technologies Corp.	3,100	197,098
Industrial Conglomerates 1.0%
3M Co.	1,500	186,824
General Electric Co.	7,600	175,864
		362,688
Machinery 0.6%
Deere & Co.	1,500	63,300
Illinois Tool Works, Inc.	1,400	85,148
Parker-Hannifin Corp.	1,400	56,434
		204,882
Information Technology 3.2%
Communications Equipment 0.5%
Cisco Systems, Inc.*	8,300	110,971
Nokia Oyj (ADR)	4,400	63,316
		174,287
Computers & Peripherals 0.8%
Dell Computer Corp.*	3,600	85,896
International Business Machines Corp.	1,350	105,611
Lexmark International, Inc.*	1,400	84,756
		276,263
IT Consulting & Services 0.2%
SunGard Data Systems, Inc.*	3,100	60,264
Semiconductor Equipment & Products 0.5%
Intel Corp.	2,900	45,530
Texas Instruments, Inc.	7,500	119,250
		164,780
Software 1.2%
Electronic Arts, Inc.*	900	46,593
Intuit, Inc.*	1,300	57,330
Microsoft Corp.*	4,650	220,689
Oracle Corp.*	8,800	105,864
		430,476
Materials 0.5%
Chemicals 0.1%
Dow Chemical Co.	1,100	31,966
Containers & Packaging 0.4%
International Paper Co.	3,600	128,520
Telecommunication Services 0.8%
Diversified Telecommunication Services 0.6%
ALLTEL Corp.	1,700	79,679
SBC Communications, Inc.	2,100	51,324
Verizon Communications, Inc.	2,300	88,044
		219,047
Wireless Telecommunication Services 0.2%
AT&T Wireless Services, Inc.*	10,400	63,128
Utilities 0.2%
Electric Utilities
FirstEnergy Corp.	1,100	34,320
FPL Group, Inc.	600	35,034
		69,354
Total Common Stocks (Cost $6,796,013)		6,008,363

	Principal Amount ($)	Value ($)

US Government Obligations 81.5%
US Treasury Separate Trading Registered Interest and Principal Securities, 3.450%**, 5/15/2008 (Cost $24,620,782)	33,850,000	28,563,544

	Shares	Value ($)

Cash Equivalents 1.4%
Scudder Cash Management QP Trust, 1.36% (b) (Cost $480,629)	480,629	480,629
Total Investment Portfolio - 100.0% (Cost $31,897,424) (a)		35,052,536

* Non-income producing security.
** Bond equivalent yield to maturity; not a coupon rate.
(a) The cost for federal income tax purposes was $31,990,300. At January 31, 2003, net unrealized appreciation for all securities based on tax cost was $3,062,236. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,173,918 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,111,682.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of January 31, 2003 (Unaudited)
Assets	Series IV
Investments in securities, at value (cost $66,229,226, $69,333,556, $41,440,126 and $31,897,424, respectively)	$ 64,770,426
Receivable for investments sold	51,432
Dividends receivable	22,019
Total assets	64,843,877
Liabilities
Payable for Fund shares redeemed	421,639
Accrued management fee	31,012
Other accrued expenses and payables	30,569
Total liabilities	483,220
Net assets, at value	$ 64,360,657
Net Assets
Net assets consist of: Undistributed net investment income	391,025
Net unrealized appreciation (depreciation) on investments	(1,458,800)
Accumulated net realized gain (loss)	(3,523,417)
Paid-in capital	68,951,849
Net assets, at value	$ 64,360,657
Net Asset Value
Shares outstanding	7,895,123
Net asset value and redemption price per share (Net assets / outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.15

The accompanying notes are an integral part of the financial statements.

Series V	Series VI	Series VII
$ 71,996,063	$ 44,434,037	$ 35,052,536
62,863	28,578	14,285
27,557	12,473	6,371
72,086,483	44,475,088	35,073,192

48,656	25,300	32,138
32,057	20,594	15,393
36,039	21,592	18,505
116,752	67,486	66,036
$ 71,969,731	$ 44,407,602	$ 35,007,156

1,238,618	781,653	27,593
2,662,507	2,993,911	3,155,112
(5,473,867)	(2,370,403)	(1,832,695)
73,542,473	43,002,441	33,657,146
$ 71,969,731	$ 44,407,602	$ 35,007,156

9,703,902	4,739,527	3,291,905
$ 7.42	$ 9.37	$ 10.63

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the six months ended January 31, 2003 (Unaudited)
Investment Income	Series IV
Income: Dividends (net of foreign taxes withheld of $910, $1,045, $523 and $261, respectively)	$ 187,861
Interest	695,288
Total Income	883,149
Expenses: Management fee	178,845
Administrative fee	71,539
Distribution service fees	85,368
Trustees' fees and expenses	6,945
Other	1,594
Total expenses	344,291
Net investment income (loss)	538,858
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(2,222,923)
Net unrealized appreciation (depreciation) during the period on investments	(137,554)
Net gain (loss) on investment transactions	(2,360,477)
Net increase (decrease) in net assets resulting from operations	$ (1,821,619)

The accompanying notes are an integral part of the financial statements.

Series V	Series VI	Series VII
$ 226,722	$ 103,179	$ 52,991
1,617,532	953,636	766,794
1,844,254	1,056,815	819,785
189,512	116,198	90,909
75,806	46,480	36,364
87,716	53,813	43,627
9,613	7,278	6,139
2,415	1,815	1,648
365,062	225,584	178,687
1,479,192	831,231	641,098

(2,162,354)	(888,534)	(347,967)
(598,684)	195,670	776,882
(2,761,038)	(692,864)	428,915
$ (1,281,846)	$ 138,367	$ 1,070,013

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
	Series IV
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2003 (Unaudited)	Year Ended July 31, 2002
Operations: Net investment income (loss)	$ 538,858	$ 1,396,793
Net realized gain (loss) on investment transactions	(2,222,923)	(850,621)
Net unrealized appreciation (depreciation) on investment transactions during the period	(137,554)	(6,749,832)
Net increase (decrease) in net assets resulting from operations	(1,821,619)	(6,203,660)
Distributions to shareholders from: Net investment income	(1,327,729)	(1,869,159)
Net realized gains	-	(1,345,794)
Fund share transactions: Reinvestment of distributions	1,278,431	3,116,987
Cost of shares redeemed	(8,554,534)	(11,432,045)
Net increase (decrease) in net assets from Fund share transactions	(7,276,103)	(8,315,058)
Increase (decrease) in net assets	(10,425,451)	(17,733,671)
Net assets at beginning of period	74,786,108	92,519,779
Net assets at end of period	$ 64,360,657	$ 74,786,108
Undistributed net investment income	$ 391,025	$ 1,179,896

The accompanying notes are an integral part of the financial statements.

Series V		Series VI		Series VII
Six Months Ended January 31, 2003 (Unaudited)	Year Ended July 31, 2002	Six Months Ended January 31, 2003 (Unaudited)	Year Ended July 31, 2002	Six Months Ended January 31, 2003 (Unaudited)	Year Ended July 31, 2002
$ 1,479,192	$ 3,005,901	$ 831,231	$ 1,701,433	$ 641,098	$ 1,339,005
(2,162,354)	(2,868,088)	(888,534)	(1,261,518)	(347,967)	(1,098,108)
(598,684)	(6,279,983)	195,670	(2,024,866)	776,882	20,377
(1,281,846)	(6,142,170)	138,367	(1,584,951)	1,070,013	261,274
(3,027,143)	(2,120,902)	(1,674,049)	(1,147,318)	(1,343,859)	(1,327,821)
-	(1,953,737)	-	(841,366)	-	-
2,940,432	3,968,585	1,614,910	1,934,107	1,307,921	1,295,665
(4,548,765)	(11,834,703)	(2,830,336)	(6,340,808)	(2,731,328)	(4,878,211)
(1,608,333)	(7,866,118)	(1,215,426)	(4,406,701)	(1,423,407)	(3,582,546)
(5,917,322)	(18,082,927)	(2,751,108)	(7,980,336)	(1,697,253)	(4,649,093)
77,887,053	95,969,980	47,158,710	55,139,046	36,704,409	41,353,502
$ 71,969,731	$ 77,887,053	$ 44,407,602	$ 47,158,710	$ 35,007,156	$ 36,704,409
$ 1,238,618	$ 2,786,569	$ 781,653	$ 1,624,471	$ 27,593	$ 730,354

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Series IV
Years Ended July 31,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 8.53	$ 9.54	$ 11.08	$ 10.79	$ 10.68	$ 11.28
Income (loss) from investment operations: Net investment income (loss)	.06[b]	.15[b]	.29[b]	.28[b]	.29[b]	.35
Net realized and unrealized gain (loss) on investment transactions	(.28)	(.82)	(.74)	.71	.77	.38
Total from investment operations	(.22)	(.67)	(.45)	.99	1.06	.73
Less distributions from: Net investment income	(.16)	(.20)	(.31)	(.31)	(.33)	(.37)
Net realized gains on investment transactions	-	(.14)	(.78)	(.39)	(.62)	(.96)
Total distributions	(.16)	(.34)	(1.09)	(.70)	(.95)	(1.33)
Net asset value, end of period	$ 8.15	$ 8.53	$ 9.54	$ 11.08	$ 10.79	$ 10.68
Total Return (%)[c]	(2.60)**	(7.18)	(4.12)	9.41	10.35	7.27
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	64	75	93	109	121	124
Ratio of expenses before expense reductions (%)	.96*	.95	1.00[d]	.98	1.03	.98
Ratio of expenses after expense reductions (%)	.96*	.95	.98[d]	.97	1.03	.98
Ratio of net investment income (loss) (%)	1.51*	1.64	2.84	2.61	2.71	2.98
Portfolio turnover rate (%)	18*	102	47	82	36	59
[a] For the six months ended January 31, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expenses reductions were .97% and .97%, respectively.
* Annualized
** Not annualized

Series V
Years Ended July 31,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 7.87	$ 8.84	$ 10.55	$ 10.18	$ 10.17	$ 10.86
Income (loss) from investment operations: Net investment income (loss)	.15[b]	.28[b]	.28[b]	.28[b]	.29[b]	.35
Net realized and unrealized gain (loss) on investment transactions	(.28)	(.86)	(.78)	.72	.76	.39
Total from investment operations	(.13)	(.58)	(.50)	1.00	1.05	.74
Less distributions from: Net investment income	(.32)	(.20)	(.35)	(.25)	(.33)	(.38)
Net realized gains on investment transactions	-	(.19)	(.86)	(.38)	(.71)	(1.05)
Total distributions	(.32)	(.39)	(1.21)	(.63)	(1.04)	(1.43)
Net asset value, end of period	$ 7.42	$ 7.87	$ 8.84	$ 10.55	$ 10.18	$ 10.17
Total Return (%)[c]	(1.70)**	(6.77)	(4.79)	10.07	10.81	7.76
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	72	78	96	114	122	126
Ratio of expenses before expense reductions (%)	.96*	.97	.97[d]	.98	1.03	.99
Ratio of expenses after expense reductions (%)	.96*	.97	.95[d]	.98	1.03	.99
Ratio of net investment income (loss) (%)	3.91*	3.41	2.91	2.75	2.87	3.16
Portfolio turnover rate (%)	21*	50	52	40	40	66
[a] For the six months ended January 31, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expenses reductions were .93% and .93%, respectively.
* Annualized
** Not annualized

Series VI
Years Ended July 31,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 9.70	$ 10.40	$ 11.70	$ 11.22	$ 11.25	$ 11.57
Income (loss) from investment operations: Net investment income (loss)	.17[b]	.33[b]	.32[b]	.32[b]	.33[b]	.38
Net realized and unrealized gain (loss) on investment transactions	(.14)	(.63)	(.52)	.76	.64	.50
Total from investment operations	.03	(.30)	(.20)	1.08	.97	.88
Less distributions from: Net investment income	(.36)	(.23)	(.32)	(.25)	(.46)	(.39)
Net realized gains on investment transactions	-	(.17)	(.78)	(.35)	(.54)	(.81)
Total distributions	(.36)	(.40)	(1.10)	(.60)	(1.00)	(1.20)
Net asset value, end of period	$ 9.37	$ 9.70	$ 10.40	$ 11.70	$ 11.22	$ 11.25
Total Return (%)[c]	.29**	(3.04)	(1.75)	9.80	8.81	8.32
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	47	55	63	67	70
Ratio of expenses before expense reductions (%)	.97*	.97	.98[d]	1.06	1.02	1.01
Ratio of expenses after expense reductions (%)	.97*	.97	.96[d]	1.05	1.02	1.01
Ratio of net investment income (loss) (%)	3.58*	3.31	2.94	2.77	2.90	3.18
Portfolio turnover rate (%)	15*	39	42	32	33	54
[a] For the six months ended January 31, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expenses reductions were .94% and .94%, respectively.
* Annualized
** Not annualized

Series VII
Years Ended July 31,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 10.74	$ 11.03	$ 11.60	$ 10.95	$ 10.62	$ 9.78
Income (loss) from investment operations: Net investment income (loss)	.19[b]	.37[b]	.35[b]	.33[b]	.32[b]	.21
Net realized and unrealized gain (loss) on investment transactions	.12	(.29)	(.13)	.61	.24	.73
Total from investment operations	.31	.08	.22	.94	.56	.94
Less distributions from: Net investment income	(.42)	(.37)	(.38)	(.29)	(.21)	(.10)
Net realized gains on investment transactions	-	-	(.41)	-	(.02)	-
Total distributions	(.42)	(.37)	(.79)	(.29)	(.23)	(.10)
Net asset value, end of period	$ 10.63	$ 10.74	$ 11.03	$ 11.60	$ 10.95	$ 10.62
Total Return (%)[c]	2.89**	.82	1.88	8.73	5.25	9.68
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35	37	41	47	48	26
Ratio of expenses before expense reductions (%)	.98*	.97	1.05[d]	1.09	1.18	1.21
Ratio of expenses after expense reductions (%)	.98*	.97	1.04[d]	1.08	1.18	1.21
Ratio of net investment income (loss) (%)	3.53*	3.46	3.06	2.99	2.86	2.79
Portfolio turnover rate (%)	10*	27	36	43	26	43
[a] For the six months ended January 31, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expenses reductions were 1.01% and 1.01%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Retirement Fund Series IV, V, VI and VII (the "Funds") are diversified series of Scudder Target Equity Fund (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The objectives of the Funds are to provide a guaranteed return of investment on the Maturity Date to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital. The Maturity Date for each Fund is as follows:

Fund	Maturity Date
Series IV	February 15, 2003
Series V	November 15, 2004
Series VI	May 15, 2006
Series VII	May 15, 2008

The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon US Treasury obligations in the Funds' portfolios. This assurance is further backed by an agreement entered into by Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Funds' investment manager. Fund shares were sold during limited offering periods, and are redeemable on a continuous basis.

On November 20, 2002, the Board of Trustees of the Trust elected to continue operation of Series IV after the February 15, 2003 maturity date, with a new maturity date of February 15, 2013. The Board of Trustees also approved changing the name of the Fund to "Scudder Target 2013 Fund" and approved the offering of shares of the Fund for a new limited offering period commencing on February 15, 2003.

The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

At July 31, 2002, the Funds had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first:

Fund	Capital Loss Carryforward ($)	Expiration Date
Retirement Fund Series IV	1,036,000	7/31/2010
Retirement Fund Series V	3,032,000	7/31/2010
Retirement Fund Series VI	1,307,000	7/31/2010
Retirement Fund Series VII	26,000	7/31/2009
	1,357,000	7/31/2010

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of each Fund.

At July 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

	Series IV	Series V	Series VI	Series VII
Undistributed ordinary income	$ 1,201,645	$ 2,804,936	$ 1,633,535	$ 732,719
Undistributed net long-term capital gains	$ -	$ -	$ -	$ -
Capital loss carryforwards	$ (1,036,000)	$ (3,032,000)	$ (1,307,000)	$ (1,383,000)
Unrealized appreciation (depreciation) on investments	$ (1,586,524)	$ 2,981,537	$ 2,623,000	$ 2,276,176

In addition, during the year ended July 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Series IV	Series V	Series VI	Series VII
Distributions from ordinary income	$ 1,886,650	$ 2,132,030	$ 1,148,917	$ 1,327,821
Distributions from long-term capital gains	$ 1,328,303	$ 1,942,609	$ 839,767	$ -

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as each Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended January 31, 2003, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Series IV	Series V	Series VI	Series VII
Purchases	$ 6,229,490	$ 7,689,187	$ 3,445,531	$ 1,735,275
Proceeds from sales	$ 13,055,524	$ 10,668,046	$ 5,225,596	$ 4,237,648

C. Related Parties

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Funds in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Funds. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Funds pay a monthly investment management fee of 1/12 of the annual rate of 0.50% of average daily net assets, computed and accrued daily and payable monthly.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Funds (other than those provided by the Advisor under its Management Agreement with the Funds, as described above) in exchange for the payment by the Funds of an administrative services fee (the "Administrative Fee") of 0.20% of the average daily net assets, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to each Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for the Funds. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Funds under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Funds and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of each Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended January 31, 2003, the Funds' Administrative Fee was as follows:

Fund	Total Aggregated	Unpaid at January 31, 2003
Series IV	$ 71,539	$ 12,370
Series V	$ 75,806	$ 14,217
Series VI	$ 46,480	$ 8,120
Series VII	$ 36,364	$ 6,482

The Administrative Agreement between the Advisor and the Funds will terminate effective September 30, 2003. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Funds to the extent necessary to maintain each Fund's operating expenses at 1.00% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, provides information and administrative services ("Service Fee") to shareholders at an annual rate of up to 0.25% of average daily net assets. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2003, the Funds' Service Fee was as follows:

Fund	Total Aggregated	Unpaid at January 31, 2003
Series IV	$ 85,368	$ 13,302
Series V	$ 87,716	$ 13,358
Series VI	$ 53,813	$ 7,192
Series VII	$ 43,627	$ 6,947

Trustees' Fees and Expenses. The Funds pay each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Funds may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to Scudder Target Equity Fund - Scudder Retirement Fund Series IV, V, VI and VII for the six months ended January 31, 2003, totaled $8,685, $9,904, $8,523 and $4,787, respectively, and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds' custodian expenses. During the six months ended January 31, 2003, pursuant to the Administrative Agreement, no custodian credits were applied to the Administrative Fee.

E. Line of Credit

The Funds and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Funds may borrow up to a maximum of 33 percent of their net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Funds:

	Six Months Ended January 31, 2003		Year Ended July 31, 2002
	Shares	Dollars	Shares	Dollars
Shares issued to shareholders in reinvestment of distributions
Series IV	154,961	$ 1,278,431	344,799	$ 3,116,987
Series V	416,832	2,940,432	479,877	3,968,585
Series VI	172,997	1,614,910	196,356	1,934,107
Series VII	123,273	1,307,921	123,868	1,295,665
Shares redeemed
Series IV	(1,028,156)	$ (8,554,534)	(1,273,353)	$ (11,432,045)
Series V	(612,551)	(4,548,765)	(1,432,783)	(11,834,703)
Series VI	(293,726)	(2,830,336)	(648,233)	(6,340,808)
Series VII	(249,760)	(2,731,328)	(456,053)	(4,878,211)
Net increase (decrease)
Series IV	(873,195)	$ (7,276,103)	(928,554)	$ (8,315,058)
Series V	(195,719)	(1,608,333)	(952,906)	(7,866,118)
Series VI	(120,729)	(1,215,426)	(441,877)	(4,406,701)
Series VII	(126,487)	(1,423,407)	(332,185)	(3,582,546)

Investment Products and Services

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund*

Scudder Global Biotechnology Fund*

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund*

Scudder Mid Cap Fund*

Scudder Small Cap Fund*

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund*

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors
Equity Partners Fund*

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Asset Management Fund*

Scudder Flag Investors Value Builder Fund*

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund*

Scudder Lifecycle Long Range Fund*

Scudder Lifecycle Short Range Fund*

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund*

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund*

Scudder International Select Equity Fund*

Scudder Japanese Equity Fund*

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund*

Scudder High Income Plus Fund*,**

Scudder High Income Fund***

Scudder High Income
Opportunity Fund****

Scudder Income Fund

Scudder PreservationPlus Fund*

Scudder PreservationPlus Income Fund*

Scudder Short Duration Fund+

Scudder Short-Term Bond Fund

Scudder Short-Term Fixed Income Fund*

Scudder Short-Term Municipal Bond Fund+

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund
+ Available on February 28, 2003

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund*

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund*

Index-Related Funds

Scudder EAFE ® Equity Index Fund*

Scudder Equity 500 Index Fund*

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Germany Fund, Inc.

The New Germany Fund, Inc.

The Central European Equity Fund, Inc.

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Notes

Notes

Notes